Fees Summary	Jul. 14, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 92,964,888.7
Previously Paid Amount	0
Total Fee Amount	14,232.92
Total Offset Amount	0
Net Fee	$ 14,232.92